UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☒  Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

BUCYRUS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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15 de novembro de 2010

Contato Caterpillar:

Jim Dugan

Corporate Public Affairs

309-494-4100

dugan_jim@cat.com

Contato Caterpillar: Europa

Eric Amstutz

Office: +41 22 849 4466

Mobile: +41 78 833 44 66

amstutz_eric_m@cat.com

Contato Bucyrus:

Shelley M. Hickman

Director Global Communications

414-768-4599

shickman@bucyrus.com

PARA DIVULGAÇÃO IMEDIATA

A Caterpillar Adquire a Bucyrus Criando uma Empresa de Equipamentos

de Mineração com uma Gama de Produtos Inigualável, Suporte a Clientes

Incomparável; Expectativa de Combinação Altamente Complementar

Esperada para Impulsionar Fortes Sinergias

PEORIA, Ill. e SOUTH MILWAUKEE, Wis. – A Caterpillar Inc. (NYSE: CAT) e a Bucyrus International, Inc. (Nasdaq: BUCY) anunciaram hoje que celebraram um acordo sob o qual a Caterpillar adquirirá a Bucyrus International em uma transação avaliada em aproximadamente US$ 8,6 bilhões (inclusive dívida líquida). A aquisição está fundamentada na estratégia principal da Caterpillar imperativa para expandir sua liderança no setor de equipamentos de mineração, e as posições da Caterpillar para se capitalizar no robusto cenário de longo prazo para commodities compelida pela tendência de rápido crescimento em mercados emergentes que estão aprimorando a infraestrutura, desenvolvendo rapidamente áreas urbanas e industrializando suas economias.

De acordo com os termos da transação, que foi aprovada pelos conselhos de administração de ambas as empresas, os acionistas da Bucyrus receberão US$ 92 por ação, US$ 7,6 bilhões em agregados constituídos de todo o dinheiro. A transação representa um prêmio implícito de 32 por cento no preço da ação da Bucyrus em 12 de novembro de 2010. A Caterpillar financiará a aquisição através da combinação de caixa do balanço patrimonial, divida e até US$ 2 bilhões em patrimônio. Espera-se que a transação esteja concluída na metade de 2011. A Caterpillar pretende localizar sua sede social para negócios de mineração em South Milwaukee, Wisconsin, onde a sede social da Bucyrus está atualmente localizada, e manter a marca Bucyrus nos principais produtos herdados da Bucyrus.

“Durante vários anos os clientes de mineração vinham nos solicitando que expandíssemos nossa gama de produtos e serviços para melhor atender as suas crescentes exigências complexas”, disse o Chairman e CEO da Caterpillar, Doug Oberhelman. “Este anúncio diz àqueles clientes que os ouvimos alto e bem claro. Esta é uma declaração forte sobre nossa crença no brilhante futuro do setor de mineração. Nossa estratégia exige investimentos disciplinados em indústrias atrativas que valorizem nosso modelo de entrega de produtos e serviços”, disse Oberhelman. “Nosso desempenho na crise econômica global de 2008-2009 nos permitiu emergir com um forte balanço patrimonial e a capacidade de fazer investimentos estratégicos em empresas tal como a Bucyrus. Esta e outras recentes aquisições posicionarão a Caterpillar como líder do setor e serão positivas para nossos acionistas, clientes e funcionários”.

Tim Sullivan, Presidente e CEO da Bucyrus, disse que “esta é uma transação excepcional e financeiramente atraente para nossos acionistas. Principalmente, ela é uma prova do enorme valor que a nossa talentosa equipe de funcionários criou nos últimos anos e a força de nossa marca no mercado de maquinário para mineração global. Estou confiante que encontramos um excelente parceiro na Caterpillar. A Caterpillar é uma empresa global de primeira linha que compartilha seu compromisso de fornecer produtos inovadores e serviços excepcionais aos clientes, criando um ambiente de trabalho participativo e seguro para funcionários e minimizando o impacto no meio ambiente. Estamos muito felizes pelo fato da Caterpillar ter se comprometido de localizar sua sede social de negócios de mineração em Milwaukee e estamos confiantes de que a plataforma global combinada estará extremamente bem posicionada para capitalizar as substanciais oportunidades de crescimento neste mercado nos anos vindouros”.

A conclusão da transação está sujeita às aprovações regulatórias, condições habituais de fechamento e aprovação dos acionistas da Bucyrus. Nesta época, o Presidente do Caterpillar Group, Steve Wunning será o responsável pelo escritório executivo da Bucyrus, junto com as suas responsabilidades atuais do negócio de mineração da empresa.

“Atualmente, nos locais de mineração de todo o mundo, nossos clientes estão usando escavadeiras Bucyrus para carregar caminhões de mineração Caterpillar”, disse Wunning. “Esta combinação, além da expansão significativa de produtos e da capacidade das instalações já anunciadas, nos dá a oportunidade de expandir a gama de produtos e soluções de mineração na superfície e subterrânea oferecidas aos clientes pela Caterpillar e sua rede de revendedores”.

A motivação principal para a transação é a estimativa da Caterpillar de mais de US$ 400 milhões em sinergias anuais, começando em 2015, derivadas da força financeira combinada e das ofertas de produtos complementares dos negócios de equipamentos de mineração combinados.

As sinergias impulsionadas pela aquisição incluem:

•	Capacidades de vendas e suporte líderes do mercado dos revendedores Caterpillar e um amplo centro único para clientes de mineração global

•	Produtos e serviços de remanufatura Caterpillar para os equipamentos Bucyrus

•	Motores e componentes Caterpillar para aprimorar o desempenho e reduzir os custos operacionais e de propriedade dos equipamentos Bucyrus

•	Escalonamento adicional e eficiências de custo em áreas tais como aquisições e engenharia

•	Desenvolvimento das melhores práticas de manufatura através do Sistema de Produção Caterpillar

Consultores:

J.P. Morgan Securities LLC atuou como consultor financeiro exclusivo da Caterpillar e forneceu financiamento autorizado para a transação. Mayer Brown LLP, Sidley Austin LLP e Howrey LLP atuaram como consultores jurídicos da Caterpillar.

Deutsche Bank Securities Inc. e UBS Investment Bank atuaram como consultores financeiros da Bucyrus. Sullivan & Cromwell LLP e Arnold & Porter LLP atuaram como consultores jurídicos da Bucyrus.

Sobre a Caterpillar:

Há mais de 85 anos, a Caterpillar Inc. vem tornando o progresso possível e impulsionando as mudanças positivas e sustentáveis em todos os continentes. Com vendas e receitas em 2009 de US$ 32,396 bilhões, a Caterpillar é o fabricante líder mundial de equipamentos para construção e mineração, motores diesel e a gás natural, turbinas industriais a gás e locomotivas diesel-elétricas.

A empresa também é provedor de serviços líder através da Caterpillar Financial Services, Caterpillar Remanufacturing Services, Caterpillar Logistics Services e Progress Rail Services. Mais informações estão disponíveis no endereço: http://www.cat.com.

Sobre a Bucyrus International, Inc.

A Bucyrus é líder mundial no projeto e manufatura de equipamentos de mineração de alta produtividade para os setores de mineração de superfície e subterrânea. Os equipamentos de mineração de superfície da Bucyrus são usados na mineração de carvão, cobre, minério de ferro, areia oleosa e outros minerais. Os equipamentos de mineração subterrânea da Bucyrus são usados para mineração de carvão e também são usados na mineração de minerais tais como potassa e trona. Além da manufatura de máquinas, a Bucyrus manufatura peças OE de alta qualidade e fornece serviços de suporte de classe internacional para suas máquinas. A sede social corporativa da Bucyrus está localizada em South Milwaukee, Wisconsin, EUA.

Caterpillar Forward-Looking Statements

Certain statements in this presentation relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to known and unknown factors that may cause actual results of Caterpillar Inc. to be different from those expressed or implied in the forward-looking statements. Words such as “believe,” “estimate,” “will be,” “will,” “would,” “expect,” “anticipate,” “plan,” “project,” “intend,” “could,” “should” or other similar words or expressions often identify forward-looking statements. All statements other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding our outlook, projections, forecasts or trend descriptions. These statements do not guarantee future performance, and Caterpillar does not undertake to update its forward-looking statements.

It is important to note that actual results of the company may differ materially from those described or implied in such forward-looking statements based on a number of factors, including, but not limited to: (i) the possibility that the proposed transaction with Bucyrus does not close for any reason, including, but not limited to, a failure to obtain required regulatory approvals, (ii) inability to successfully integrate or achieve expected benefits, including synergies of the Bucyrus transaction (iii) economic volatility in the global economy generally and in capital and credit markets; (iv) Caterpillar’s ability to generate cash from operations, secure external funding for operations and manage liquidity needs; (v) adverse changes in the economic conditions of the industries or markets Caterpillar serves; (vi) government regulations or policies, including those affecting interest rates, liquidity, access to capital and government spending on infrastructure development; (vii) commodity price increases and/or limited availability of raw materials and component products, including steel; (viii) compliance costs associated with environmental laws and regulations; (ix) Caterpillar’s and Cat Financial’s ability to maintain their respective credit ratings, material increases in either company’s cost of borrowing or an inability of either company to access capital markets; (x) financial condition and credit worthiness of Cat Financial’s customers; (xi) material adverse changes in our customers’ access to liquidity and capital; (xii) market acceptance of Caterpillar’s products and services; (xiii) effects of changes in the competitive environment, which may include decreased market share, lack of acceptance of price increases, and/or negative changes to our geographic and product mix of sales; (xiv) Caterpillar’s ability to successfully implement Caterpillar Production System or other productivity initiatives; (xv) international trade and investment policies, such as import quotas, capital controls or tariffs; (xvi) failure of Caterpillar or Cat Financial to comply with financial covenants in their respective credit facilities; (xvii) adverse changes in sourcing practices for our dealers or original equipment manufacturers; (xviii) additional tax expense or exposure; (xix) political and economic risks associated with our global operations, including changes in laws, regulations or government policies, currency restrictions, restrictions on repatriation of earnings, burdensome tariffs or quotas, national and international conflict, including terrorist acts and political and economic instability or civil unrest in the countries in which Caterpillar operates; (xx) currency fluctuations, particularly increases and decreases in the U.S. dollar against other currencies; (xxi) increased payment obligations under our pension plans; (xxii) inability to successfully integrate and realize expected benefits from acquisitions; (xxiii) significant legal proceedings, claims, lawsuits or investigations; (xxiv) imposition of significant costs or restrictions due to the enactment and implementation of health care reform legislation and financial regulation legislation; (xxv) changes in accounting standards or adoption of new accounting standards; (xxvi) adverse effects of natural disasters; and (xxvii) other factors described in more detail under “Item 1A. Risk Factors” in Part I of our Form 10-K filed with the SEC on February 19, 2010 for the year ended December 31, 2009 and in Part II of our Form 10-Q filed with the SEC on May 3, 2010 for the quarter ended March 31, 2010. These filings are available on our website at www.cat.com/sec_filings.

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.